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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934


                                   March 10, 1998
               ----------------------------------------------------------
                    Date of Report (Date of Earliest Event Reported)


                                    IP TIMBERLANDS, LTD.
                 (Exact name of Registrant as specified in its charter)




Texas                             1-8859                      13-3259241
---------------             -------------------         ----------------------
(State of                      (Commission               (IRS Employer
Incorporation)                 File)                     Identification Number)





                    Two Manhattanville Road, Purchase, NY  10577
                    --------------------------------------------
                      (Address of Principal executive offices)


                                    914-397-1500
                                  ---------------
                                  (Telephone No.)

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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

               N/A

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               N/A

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               N/A

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               N/A

ITEM 5.        OTHER EVENTS

               IP Forest Resources Company (IPFR) the managing general partner of IP Timberlands, Ltd. (IPT) announced that it has elected to exercise its right to purchase all of the 7,299,500 publicly traded Class A Depositary Units of IPT on March 25, 1998 for a cash purchase price of $13.6325 per unit. As of the March 25 purchase date, all rights of the holders of the units shall terminate, with the exception of the right to receive payment of the purchase price.

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               N/A

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial Statements:

               N/A

               (b)  Pro Forma Financial Information:

               N/A


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               (c)   Exhibits

               (99) Press release dated March 10, 1998 announcing  the
                    purchase of the publicly traded Class A Depositary Units of IP Timberlands, Ltd.



ITEM 8.        CHANGES IN FISCAL YEAR

               N/A




                                     Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IP TIMBERLANDS, LTD.
                                             BY:  IP Forest Resources Company
                                             (Managing General Partner)
                                             (Registrant)



Date: March 12, 1998                         /S/ CAROL M. SAMALIN
       Purchase, NY                          ----------------------------------
                                             Carol M. Samalin
                                             Assistant Secretary